UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2008, the Board of Directors of Alabama National BanCorporation (the “Company”) approved the delisting of the Company’s common stock from NASDAQ in connection with the merger of the Company with and into RBC Centura Banks, Inc. (“RBC Centura”), a North Carolina bank holding company and a wholly owned subsidiary of Royal Bank of Canada (“RBC”), pursuant to which RBC Centura will be the surviving corporation. The merger is expected to be completed during Royal Bank of Canada’s second fiscal quarter, which runs from February 1, 2008 through April 30, 2008, subject to the receipt of remaining applicable regulatory approvals, the expiration of all regulatory waiting periods, and the satisfaction of the other conditions contained in the merger agreement.

In accordance with Rule 12d2-2(c)(2)(ii) under the Securities and Exchange Act of 1934, as amended, on February 7, 2008, the Company sent a letter to NASDAQ to notify NASDAQ of its intention to file a Form 25 on February 19, 2008 to delist its common stock. The Company has not arranged for the listing of its common stock on another national securities exchange or for the quotation of its common stock in a quotation medium. By operation of law, the delisting from NASDAQ will be effective ten days following the filing of the Form 25. The Company reserves the right to delay the filing of the Form 25. If the merger is completed prior to the effective date of the delisting, trading of ANB common stock on NASDAQ will be suspended at that time.

On February 7, 2008 the Company issued a press release regarding the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This document may contain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. ANB cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the anticipated schedule for the merger between ANB and RBC Centura and other statements that are not historical facts. Such forward-looking statements are necessarily estimates reflecting ANB’s best judgment based upon current information and involve a number of risks and uncertainties, and various factors could cause results to differ materially from those contemplated by such forward-looking statements.

The following factor, among others, could cause actual results to differ from those set forth in forward-looking statements: ANB’s ability to consummate the proposed merger with RBC Centura on the proposed terms and schedule, including the ability to obtain certain regulatory approvals. Additional factors that may affect future results are contained in ANB’s and RBC’s filings with the SEC, which are available at the SEC’s web site, http://www.sec.gov, including without limitation the risk factors set forth in the definitive proxy statement/prospectus filed by ANB and RBC with the SEC on December 17, 2007, ANB’s Annual Report on Form 10-K for the year ended December 31, 2006, ANB’s Quarterly Report for the period ended September 30, 2007 and RBC’s Form 40-F filed on November 30, 2007. ANB disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Press Release, dated February 7, 2008, issued by Alabama National BanCorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National BanCorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: February 7, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release, dated February 7, 2008, issued by Alabama National BanCorporation